SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement;
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES MID CAP PORTFOLIO

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

         Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio and the Rice Hall James Mid Cap Portfolio (each, a "Fund" and collectively, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for Friday, August 8, 2008. If you are a shareholder of record of a Fund as of the close of business on June 9, 2008, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

         At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the "New Agreement") between the Trust, on behalf of the Fund, and Rice Hall James & Associates, LLC ("RHJ"), the investment adviser to the Funds (the "Proposal"). The New Agreement is proposed to have the same advisory fees as, and otherwise not materially differ from, the advisory agreement between the Trust, on behalf of each Fund, and RHJ that recently terminated as a result of the change in control of RHJ, as described below (the "Prior Agreement").

         On February 4, 2003, RHJ entered into a strategic alliance with Rosemont Partners I, L.P. ("Rosemont") whereby Rosemont acquired a controlling economic interest in, and significant contractual management and operational rights with respect to, RHJ. In July 2007, Rosemont converted its economic interest in RHJ into a substantial promissory note (the "Note") together with a cash payment but continued to hold a controlling interest in RHJ. On June 9, 2008 (the "Transaction Date"), RHJ fully paid the balance of the Note, effectively terminating Rosemont's economic and controlling interest in RHJ. The Transaction resulted in the assignment, and automatic termination, of the Prior Agreement (the "Transaction"). RHJ does not expect this event to affect the nature or quality of services performed for the Funds. Senior management personnel at RHJ will retain their current responsibilities and the Funds' investment objectives and strategies will remain the same. In addition, the terms and conditions of the New Agreement will not materially differ from those of the Prior Agreement. As a result of the Transaction, RHJ is now independent and wholly-employee owned.

         Before the Prior Agreement automatically terminated, the Board of Trustees of the Trust approved an interim agreement (the "Interim Agreement") under which RHJ will continue to provide investment advisory services during the period between the termination of the Prior Agreement and shareholder approval of the New Agreement. RHJ can serve pursuant to the Interim Agreement for a period of up to 150 days and compensation earned by RHJ under the Interim Agreement will be held in an interest-bearing escrow account. If the Funds' shareholders approve the New Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to RHJ. If shareholders of the Funds do not approve the New Agreement, RHJ will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account for the Funds, plus interest earned.

         Based on information that the Board received from RHJ, the Board approved the New Agreement and concluded that it is in the best interests of shareholders of the Funds to approve the New Agreement and recommended that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

         More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

         THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

         YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

         If we do not receive your vote promptly, you may be contacted by a representative of the Funds or RHJ, who will remind you to vote your shares.

         Thank you for your attention and consideration of this important Proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-866-474-5669. Do not call the Fund's investment adviser, RHJ.

                                                Sincerely,

                                                /s/ Philip T. Masterson
                                                Philip T. Masterson
                                                President

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTION ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU
                    PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the Funds that requires a shareholder vote.

                             QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Funds.

Q.       WHAT IS HAPPENING?

A. On the Transaction Date, RHJ terminated Rosemont's controlling interest in RHJ through the payment of a promissory note representing Rosemont's remaining economic, management and operational interests in RHJ (the "Transaction"). As a result of the Transaction, RHJ is now wholly employee-owned. The Transaction constituted a change of control of RHJ and resulted in the assignment and automatic termination of the Prior Agreement. As a result, RHJ proposed, and the Funds' Board approved, an Interim Agreement with RHJ with substantially similar terms as the Prior Agreement with RHJ. RHJ currently provides investment advisory services to the Funds pursuant to the Interim Agreement. As a result of the Transaction, the Trust, on behalf of the Funds, will need to enter into the New Agreement with RHJ. The New Agreement requires the approval of both the Board and the shareholders of the Funds.

Q.       HOW WILL THE CHANGE OF CONTROL OF RHJ AFFECT THE FUNDS?

A. Other than the termination of Rosemont's controlling interest in RHJ, all other material aspects of the arrangement under the Prior Agreement, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. RHJ has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Funds under the New Agreement.

Q.       WHY AM I BEING ASKED TO VOTE ON A NEW AGREEMENT?

A. The 1940 Act, which regulates investment companies such as the Funds, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. Upon a change of control of an investment adviser, its investment advisory agreement with a fund automatically terminates. Accordingly, at the time of the Transaction, the Prior Agreement between RHJ and the Funds automatically terminated. At its May 13-14, 2008 meeting, the Board reviewed and approved the Interim Agreement, which took effect upon the automatic termination of the Prior Agreement. The Board also approved the New Agreement, to take effect if shareholders approve the Proposal. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the date of the termination of Prior Agreement or when shareholders of the Funds approve the New Agreement. There are no material differences between the New Agreement, the Interim Agreement and the Prior Agreement. The Funds' advisory fee rates will remain unchanged.

Q.       WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. If the New Agreement is not approved by shareholders, the Funds will continue to operate under the Interim Agreement (but for a period no longer than 150 days from the date of the change of control of RHJ) and the Board will consider such further action as it deems in the best interests of the shareholders of the Funds, including resubmitting the New Agreement to shareholders for approval.

Q.       HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.       I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, your Fund may not receive enough votes to go forward with the meeting. If this happens, your Fund will need to solicit votes again.

Q.       HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-866-474-5669.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-866-474-5669 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

  PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-
    ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD
                  YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES MID CAP PORTFOLIO

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2008

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio and the Rice Hall James Mid Cap Portfolio (each, a "Fund" and collectively, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Friday, August 8, 2008 at 12:00 p.m. Eastern Time.

         At the Meeting, shareholders of record of each Fund ("Shareholders") will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Rice Hall James & Associates, LLC ("RHJ"), the Funds' investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), and to transact such other business, if any, as may properly come before the Meeting.

         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

         Shareholders of record of each Fund at the close of business on June 9, 2008 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees

                                        /s/ Philip T. Masterson
                                        Philip T. Masterson
                                        President

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES MID CAP PORTFOLIO

                               EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                         ONE FREEDOM VALLEY DRIVE OAKS,
                               PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2008

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio and the Rice Hall James Mid Cap Portfolio to be held on Friday, August 8, 2008 at 12:00 p.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of each Fund of record at the close of business on June 9, 2008 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about June 30, 2008.

         Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         As of June 9, 2008, the Funds had the following units of beneficial interest ("shares") issued and outstanding, respectively:


FUNDS                                                                  SHARES ISSUED AND OUTSTANDING
-----                                                                  -----------------------------
Rice Hall James Small Cap Portfolio - INSTITUTIONAL CLASS SHARES                 4,979,032
Rice Hall James Micro Cap Portfolio - INSTITUTIONAL CLASS SHARES                10,191,551
Rice Hall James Mid Cap Portfolio - INVESTOR CLASS SHARES                        2,229,893

         As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Funds' investment adviser, Rice Hall James & Associates, LLC, the Funds' principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

PROPOSAL - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND INFORMATION

         Each Fund is a separate series of the Trust. RHJ has served as the investment adviser of each Fund since its inception. The Trust presently offers Institutional Class Shares of the Rice Hall James Small Cap Fund and the Rice Hall James Micro Cap Fund and Investor Class Shares of the Rice Hall James Mid Cap Fund.

THE CHANGE IN CONTROL OF RHJ

         In July 2007, Rosemont converted its economic interest in RHJ into a substantial promissory note but continued to hold a controlling interest in RHJ. On the Transaction Date, RHJ fully paid the balance of the promissory note, effectively terminating Rosemont's economic and controlling interest in RHJ (the "Transaction"). As a result of the Transaction, RHJ is now independent and wholly-employee owned. The Transaction constituted a change of control of RHJ under the 1940 Act, resulting in the assignment and automatic termination of the Prior Agreement. Consequently, the Trust will need to enter into a New Agreement with RHJ on behalf of the Funds, which requires the approval of both the Board and the shareholders of each Fund. Other than the termination of Rosemont's controlling interest in RHJ, all other material aspects of the relationship between RHJ and the Fund, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Funds, are expected to remain unchanged. RHJ has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Funds under the New Agreement.

BOARD APPROVAL OF THE NEW AGREEMENT AND THE INTERIM AGREEMENT

         The 1940 Act, which regulates investment companies such as the Funds, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. The Prior Agreement, dated June 20, 2003, was approved by shareholders on that date in connection with a change in ownership of the Funds' investment adviser. The Board last approved the continuance of the Prior Agreement at a meeting held on May 13-14, 2008. Upon a change in control of a fund's investment adviser, the investment advisory agreement with the fund automatically terminates, thus requiring shareholder approval of a new investment advisory agreement. At its May 13-14, 2008 meeting, the Board reviewed and approved the New Agreement to take effect after shareholder approval of the Proposal and the Interim Agreement to take effect upon the change of control of RHJ. At the time of the Transaction, the Prior Agreement between RHJ and the Funds automatically terminated and the Interim Agreement took effect. If the Fund's shareholders do not approve the New Agreement at the Meeting or any adjournment thereof, the Interim Agreement with respect to a Fund will continue in effect for a term ending on the earlier of 150 days from the Transaction Date or when shareholders of the Fund approve the New Agreement.

DESCRIPTION OF THE NEW AGREEMENT

         A form of the New Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the New Agreement and the Prior Agreement. For instance, the Funds' advisory fee rates will remain unchanged. With respect to duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue with respect to each Fund for two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the out standing voting securities of the Funds. The Trust may cause the New Agreement to terminate either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. RHJ may at any time terminate the New Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice to the Trust.

         Pursuant to the New Agreement, RHJ will continue to serve as the Funds' investment adviser. Each of the Prior Agreement and the New Agreement requires the investment adviser to:

         o        Manage the investment and reinvestment of the Funds' assets;

         o Continuously review, supervise, and administer the investment program of the Funds;

         o Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded for the Funds;

         o Provide the Trust, and any other agent designated by the Trust, with records concerning RHJ's activities which the Trust is required to maintain; and

         o Provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning RHJ's discharge of the foregoing responsibilities.

         Each of the Prior Agreement and the New Agreement also authorizes RHJ to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs RHJ to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, RHJ also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Funds, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any SEC staff interpretations thereof.

         Each of the Prior Agreement and the New Agreement obligates RHJ to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectus and applicable laws and regulations. Each of the Prior Agreement and the New Agreement requires RHJ to indemnify the Trust for certain losses and expenses. Under the Prior Agreement, RHJ's obligation to indemnify may arise due to its willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Prior Agreement. Under the New Agreement, RHJ's obligation to indemnify the Trust may be triggered by its misfeasance or negligence generally in the performance of its duties or its negligent disregard of its obligations and duties under the New Agreement. Under the terms of each of the Prior Agreement and the New Agreement, RHJ will bear its costs of providing its services thereunder.

INFORMATION ON INVESTMENT ADVISORY FEES

         Both the Prior Agreement and the New Agreement provide that the Small Cap Portfolio and the Micro Cap Portfolio pay RHJ a fee calculated at an annual rate of 0.80% and 0.75% of their average daily net assets, respectively. The Mid Cap Portfolio pays RHJ a fee calculated at an annual rate of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on its average daily net assets. RHJ has voluntarily agreed to limit the expenses of the Micro Cap Portfolio and Mid Cap Portfolio to the extent necessary to keep their total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40%. RHJ has also voluntarily agreed to limit the expenses of the Small Cap Portfolio to the extent necessary to keep its total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%.

         During the most recent fiscal year ended October 31, 2007, the Funds paid RHJ the following advisory fees pursuant to the Prior Agreement.

                                                                                         TOTAL FEES PAID TO RHJ
FUNDS                                       CONTRACTUAL FEES PAID   FEES WAIVED BY RHJ*      (AFTER WAIVERS)
-----                                       ---------------------   -------------------   ---------------------
Rice Hall James . . . . . . . . . . .          $   577,708               $        0           $   577,708
Small Company Portfolio
(Institutional Class Shares)
Rice Hall James . . . . . . . . . . .          $ 1,578,693               $        0           $ 1,578,693
Micro Company Portfolio
(Institutional Class Shares)
Rice Hall James . . . . . . . . . . .          $   165,760               $   42,528           $   123,232
Mid Company Portfolio
(Investor Class Shares)

----------
* RHJ also reimbursed $53,884 to maintain the expense cap under its contractual waiver agreement.

INFORMATION ON RICE HALL JAMES & Associates, LLC

         Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each Fund's investment adviser. RHJ manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2007, RHJ had approximately $1.7 billion in assets under management.

         THE NAMES, ADDRESSES AND BASES OF CONTROL FOR EACH CONTROL PERSON OF RHJ ARE LISTED BELOW.

NAME                                           ADDRESS                          BASIS OF CONTROL
----                                 -----------------------------     ---------------------------------
RHJ Management Company, LLC ....     600 West Broadway, Suite 1000     Managing Member
                                     San Diego, CA 92101

Rosemont Partners I, L.P. .......    300 Conshohocken State Road       Contractual rights under the Note
                                     Suite 680
                                     West Conshohocken, PA 19428

         THE NAMES, ADDRESSES AND PRINCIPAL OCCUPATIONS OF THE PRINCIPAL EXECUTIVE OFFICER AND EACH DIRECTOR OR GENERAL PARTNER OF RHJ ARE LISTED BELOW.

NAME*                                               PRINCIPAL OCCUPATION
-----                                              -----------------------

Thomas W. McDowell ............................... Chief Executive Officer

Kevin T. Hamilton, CFA............................ President

Timothy A. Todaro, CFA ........................... Portfolio Manager/Analyst
----------
* The business address for each person identified above is Rice Hall James & Associates, LLC, 600 West Broadway, Suite 1000, San Diego, CA 92101.

SECTION 15(F) OF THE 1940 ACT

         In connection with the Transaction, Rosemont is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of
Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trust currently meets this requirement and intends to comply with it for the three year period following the Transaction. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" under the 1940

Act includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In this connection, the Board has been informed that no special compensation arrangements were contemplated in connection with the Transaction. Moreover, RHJ has advised the Board that neither it nor Rosemont, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of Transaction. RHJ has agreed to pay all costs incurred by the Funds in connection with the Transaction, including all costs of this proxy solicitation.

RECOMMENDATION OF TRUSTEES

         BOARD CONSIDERATIONS REGARDING THE INTERIM AGREEMENT AND THE NEW AGREEMENT - At its meeting held on May 13-14, 2008, the Board considered the renewal of the Prior Agreement and the approval of the Interim Agreement and the New Agreement. The Board took into consideration that, other than the termination of Rosemont's controlling interest in RHJ, all other material aspects, including the operations of RHJ, the fees payable to RHJ and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged under the Interim Agreement and the New Agreement. A representative from RHJ, who was present at the meeting, assured the Board that there would be no reduction or other significant change in the nature or quality of the investment advisory services to the Funds under the Interim Agreement and the New Agreement.

         Prior to this year's meeting held on May 13-14, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from RHJ regarding, among other things:
(i) the nature, extent and quality of the services to be provided by RHJ; (ii) the investment performance of the Funds and RHJ; (iii) the costs of the services to be provided and profits to be realized by RHJ and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Funds' investors, as discussed in further detail below.

         At the meeting, a representative from RHJ, along with other Funds' service providers, presented additional oral and written information to help the Board evaluate RHJ's fee and other aspects of the Prior Agreement, the Interim Agreement and the New Agreement. Among other things, the representative provided an overview of the firm, investment strategy and key personnel, noting that the firm had recently retained a new chief compliance officer. RHJ's representative then reviewed the firm's investment philosophy and process. The Trustees then discussed the written materials that the Board received before the meeting and the RHJ representative's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Prior Agreement and the approval of the Interim Agreement and the New Agreement in light of this information. In particular, the Trustees considered the structure and terms of the Transaction, the strategic plan and governance structure for RHJ following the Transaction, benefits or undue burdens imposed on the Funds as a result of the Transaction, anticipated effects on the Funds' expense ratios following the Transaction, legal issues for the Funds as a result of the Transaction, and the costs associated with obtaining necessary shareholder approvals and who would bear those costs. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of RHJ and the renewal of the Prior Agreement and the approval of both the Interim Agreement and the New Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY RHJ

         In considering the nature, extent and quality of the services provided by RHJ, the Board considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of RHJ; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of RHJ to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds. The Board noted that there are no material differences between the terms of the Prior Agreement, the Interim Agreement and the New Agreement, including the fees payable thereunder. The Trustees further noted that key personnel of RHJ who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, will be the same following the Transaction. Based on its review, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by RHJ and that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by RHJ.

INVESTMENT PERFORMANCE OF THE FUNDS AND RHJ

         The Board was provided with information regarding the Funds' performance since the Advisory Agreement was last approved, as well as information regarding each Fund's performance since its inception. The Board also compared each Fund's performance to its benchmark indices and other similar mutual funds over various periods of time. The RHJ representative provided information regarding and led a discussion of factors impacting the performance of the Funds, focusing on investment approach and general economic factors. The Trustees further noted that the Funds' investment policies and strategies were not expected to change as a result of the Transaction. Based on this information, the Board concluded that the performance of the Rice Hall James Small Cap Portfolio and the Rice Hall James Mid Cap Portfolio were reasonable. The Board noted that, although the Rice Hall James Micro Portfolio underperformed its benchmark over various periods of time, its recent performance was not substantially below that of the Portfolio's peer group and did not necessitate any significant additional review.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

         While it is difficult to predict with any degree of certainty the impact of the Transaction on RHJ's profitability for its advisory activities, in concluding that the advisory fees payable by the Funds were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to RHJ, as well as the costs and other expenses incurred by RHJ in providing advisory services and the resulting profits realized by RHJ from its relationship with the Funds, and concluded that such profit was not excessive. The Trustees also reviewed reports comparing the respective expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fee appeared reasonable in light of the services rendered and was the result of arm's length negotiations. In addition, the Board considered whether economies of scale were realized during the prior contract period, but did not conclude that such economies of scale had yet been achieved.

         Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Interim Agreement and the New Agreement are fair and reasonable and that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Prior Agreement; (b) concluded that RHJ's fees are reasonable in light of the services that RHJ provides to the Funds; and (c) approved both the Interim Agreement and the New Agreement.

REQUIRED VOTE

         Shareholders of each Fund will vote separately on the Proposal. With respect to each Fund, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSAL.

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

         SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

         RHJ will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         As of June 9, 2008, the following persons owned of, or were known by the Trust to own beneficially, more than 5% of the shares of a Fund. On that date, the existing Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of each Fund's outstanding shares.

RICE HALL JAMES SMALL CAP PORTFOLIO - INSTITUTIONAL CLASS SHARES

SHAREHOLDER                            NUMBER OF SHARES        PERCENT
-----------                            ----------------        -------

Charles Schwab & Co Inc. ...            1,082,417.6650          21.72%
FBO Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Currie & Co. ...............              865,921.6230          17.38%
C/O Fiduciary Trust Co. Intl
P.O. Box 3199
Church Street Station
New York, NY 10008-3199

Strafe & Co. ...............              835,272.3270          16.76%
FAO FMOL-RICE HALL-CAP RES
A/C XXXXXXXXXX
P.O. Box 160
Westerville, OH 43086-0160

Strafe & Co. ...............              400,931.5880           8.05%
FBO FMOL RICE HALL
A/C XXXXXXXXXX
P.O. Box 160
Westerville, OH 43086-0160

NFS LLC FEBO ...............              382,232.3510           7.67%
USB FBO
P.O. Box 1787
Attn Mutual Funds
Milwaukee, WI 53201-1787

RICE HALL JAMES MICRO CAP PORTFOLIO - INSTITUTIONAL CLASS SHARES

SHAREHOLDER                            NUMBER OF SHARES        PERCENT
-----------                            ----------------        -------

Fidelity Investments .............       3,600,766.4340         35.55%
Institutional Operations Co. Inc
For Certain Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1999

Charles Schwab & Co Inc. .........       3,550,046.5570         34.83%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

NFS LLC FEBO .....................       587,289.6770            5.76%
Attn Carol Marchant Rev Trust
Ellen C. Hampton TTEE
U/A XX/XX/XX
RR 1 BOX 730
Roseland, VA 22967-8268


RICE HALL JAMES MID CAP PORTFOLIO - INVESTOR CLASS SHARES

SHAREHOLDER                            NUMBER OF SHARES        PERCENT
-----------                            ----------------        -------

Charles Schwab & Co Inc. ........       1,863,369.2940          83.57%
101 Montgomery Street
San Francisco, CA 94104-4151

City National Bank Cust .........         147,839.5100           6.63%
FBO RHJ & Associate LLC Pool Acct
FFC A/C XXXXXXXXXX
P.O. Box 60520
Los Angeles, CA 90060-0520

         The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

         For a free copy of the Funds' annual report for the fiscal year ended October 31, 2007, shareholders of the Funds may call 1-866-474-5669 or write to the Funds at: The Rice Hall James Funds, P.O. Box 219009 Kansas City, MO 64121.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval, and may do so by contacting the Funds at 1-866-474-5669.

VOTING AND OTHER MATTERS

         If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-866-474-5669.

         The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by RHJ, not the Funds.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business.

         If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a proxy from your broker of record and present it to the Inspector of Elections at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the Proposal.

         As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment.

         No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

REQUIRED VOTE

         Shareholders of each Fund will vote separately on the Proposal. With respect to each Fund, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. RHJ will bear the costs of any additional solicitation or any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                        By Order of the Trustees,

                                        Philip T. Masterson
                                        President

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

         INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this ___ day of _____________, 2008 by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and RICE HALL JAMES & ASSOCIATES, LLC, (the "Adviser"), a Delaware limited liability corporation with its principal place of business at 600 West Broadway, Suite 1000, San Diego, CA 92101.

                              W I T N E S S E T H

         WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

         1.       The Adviser's Services.

                  (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

                  (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

                  (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

                  The Adviser is authorized to instruct the Funds' custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against a Fund). The Adviser may also instruct the Funds' custodian and/or broker(s) to provide reports of holdings in the portfolio of a Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds' custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Funds and their shareholders.

                  (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement. The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

                  (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

                  (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Funds as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

         2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

         3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

                  (g) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event
(i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

                  (h) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

                 (i) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

         4.       BROKERAGE.

                  (j) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

                  (k) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

                  (l) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

                  (m) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current registration statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

         5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

         6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

         7.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (n) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

                  (o) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  (p) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

                  (q) USE OF THE NAME "RHJ". The Adviser has the right to use the name "RHJ" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "RHJ" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "RHJ".

                  (r) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide current written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

                  (s) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

                  (t) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

                  (u) REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

         8. THE NAME "RHJ". The Adviser grants to the Trust a license to use the name "RHJ" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

         9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder. This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

         12.      DURATION AND TERMINATION.

         This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

                  (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

                  (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

                  (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or
(ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

                  (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

         13.      CERTAIN DEFINITIONS. For the purposes of this Agreement:

                  (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

                  (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

         15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

         17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

         18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

         19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

         20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                              THE ADVISORS' INNER CIRCLE FUND, on behalf of each Fund listed on Schedule A

                              By:
                              Name: Philip T. Masterson
                              Title: President

                              RICE HALL JAMES & ASSOCIATES, LLC

                              By:
                              Name:
                              Title:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                        DATED ________ __, 2008 BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                       RICE HALL JAMES & ASSOCIATES, LLC


         The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                         FEE
----                                         ---

Rice Hall James Micro Cap Portfolio         0.75%
Institutional Class

Rice Hall James Small Cap Portfolio         0.80%
Institutional Class

Rice Hall James Mid Cap Portfolio           0.90% assets below $250 million
Investor Class                              0.80% assets above $250 million and
                                                  below $500 million
                                            0.70% assets above $500 million

                                                    DYNAMIC CALLING - POSITION A

PROXY TABULATOR                             TO VOTE BY INTERNET
P.O. BOX 9112
FARMINGDALE, NY 11735                       1) Read the Proxy Statement and have
                                               the proxy card below at hand.
                                            2) Go to website www.proxyvote.com
                                            3) Follow the instructions
                                               provided on the website.

                                            TO VOTE BY TELEPHONE

                                            1) Read the Proxy Statement and have
                                               the proxy card below at hand.
                                            2) Call 1-800-690-6903
                                            3) Follow the instructions.

                                            TO VOTE BY MAIL

                                            1) Read the Proxy Statement.
                                            2) Check the appropriate boxes on
                                               the proxy card below.
                                            3) Sign and date the proxy card.
                                            4) Return the proxy card in the
                                               envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            RCHLP1                   KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                             DETACH AND RETURN THIS PORTION ONLY


        RICE HALL JAMES PORTFOLIO

        DYNAMIC CALLING - POSITION C





PROPOSAL 1                                                                              For          Against         Abstain

(a)      To approve a new investment advisory agreement between the Trust, on           [ ]            [ ]             [ ]
         behalf of the Rice Hall James Small Cap Portfolio, andRice Hall James &
         Associates, LLC.

(b)      To approve a new investment advisory agreement between the Trust, on           [ ]            [ ]             [ ]
         behalf of the Rice Hall James Micro Cap Portfolio, and Rice Hall James
         & Associates, LLC.


(c)      To approve a new investment advisory agreement between the Trust, on            [ ]            [ ]             [ ]
         behalf of the Rice Hall James Mid Cap Portfolio, andRice Hall James &
         Associates, LLC.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If nocontrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR theforegoing Proposal and will be voted in the appointed proxies' discretion upon such other business as mayproperly come before the Meeting.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU
ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Yoursignature(s) on this proxy should be exactly as your name(s) appear(s) on this proxy. If the shares are held jointly, either holdermay sign this Proxy but the name of the person signing should conform exactly to the name appearing on this proxy.
Attorneys-in- fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

-----------------------------------------     ----------------------------------

-----------------------------------------     ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date     Signature (Joint Owners)   Date

                      RICE HALL JAMES SMALL CAP PORTFOLIO
                      RICE HALL JAMES MICRO CAP PORTFOLIO
                       RICE HALL JAMES MID CAP PORTFOLIO

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                                 AUGUST 8, 2008

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of the undersigned (the "Shares"), hereby appoints Joseph Gallo and Amanda Albano as proxies and each of them, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio and the Rice Hall James Mid Cap Portfolio (each, a "Fund" and collectively, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"), to be held at the offices of the Funds' administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 12:00 p.m., Eastern Time, on August 8, 2008, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote.